SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               SKLAR CORPORATION
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
Per each Registrant

[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
            ....................................................................

         2) Aggregate number of securities to which transaction applies:

            ....................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ....................................................................

         4) Proposed maximum aggregate value of transaction:

            ....................................................................

         5) Total fee paid:

            ....................................................................

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
            ...........................................................
         2) Form, Schedule or Registration Statement No.:
            ...........................................................
         3) Filing Party:
            ...........................................................
         4) Date Filed:
            ...........................................................

                               SKLAR CORPORATION
                            889 South Matlack Street
                             West Chester, PA 19382
                                 (610) 430-3200



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         Notice is hereby given that the Annual Meeting of Shareholders of SKLAR CORPORATION, a Pennsylvania corporation, will be held on Friday, December 29, 1995 at 12:00 P.M. Eastern Standard Time at the West Chester Inn, 943 South High Street, West Chester, PA 19382 for the following purposes:


         1. To elect members of the Board of Directors of the Corporation to serve in accordance with the By-laws.

         2. To act on the proposal to approve Stockton Bates & Company as independent public accountants of the Corporation.

         3. To transact such other business as may properly come before the meeting.


         If this meeting is adjourned for lack of a quorum, then at an adjourned meeting those shareholders who attend such meeting shall, although less than a quorum, constitute a quorum for the purpose of electing directors and appointing an independent public accountant. Furthermore, if such adjourned meeting is held at least 15 days after the originally adjourned meeting, those shareholders present, although less than a quorum, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this notice.



DATE:    December 8, 1995


                                                              Don Taylor
                                                              President

                               SKLAR CORPORATION
                            889 South Matlack Street
                             West Chester, PA 19382
                                 (610) 430-3200




                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                December 8, 1995


                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Sklar Corporation (the "Corporation") in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders, to be held on December 29, 1995 at the time and place and for the purpose set forth in the accompanying Notice of Meeting. The costs of such solicitation shall be borne by the Corporation. The first date on which this Proxy Statement and the enclosed forms of proxy are being sent to the Corporation's stockholders is on or about December 8, 1995.

         Only holders of record of the Corporation's issued and outstanding Common Stock and Series A Convertible Preferred Stock (hereinafter referred to as the "Preferred Stock") at the closed of business on November 20, 1995, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, are entitled to such notice and to vote at the Meeting. On such record date there were 1,237,711 shares of Common Stock and 24,825 shares of Preferred Stock issued and outstanding. Neither the holders of the Common Stock nor the holders of the Preferred Stock have any cumulative voting rights.

         The holders of the outstanding Common Stock and the outstanding Preferred Stock are entitled to vote together, as one class, on a one vote per share basis, on all matters coming before the Meeting except as stated below and as follows: because of the fact that dividends aggregating at least $12.50 per share have not been paid to the holders of the Preferred Stock over the preceding 18 month period, the holders of the Preferred Stock, voting separately as a class, are entitled to maintain a majority of the Board of Directors, which right has been exercisable since March 1, 1986. The votes of the Preferred Stockholders for the director to be elected by them shall be counted separately and shall be conclusive with respect to the election of such persons. Similarly, the votes of the Common Stockholders for the director to be elected by them shall be counted separately and shall be conclusive with respect to the election of such persons. Furthermore the board is divided into classes, three directors in Class I and two directors in Class II which both classes serve for two years. Class I and Class II Board of Director members are voted on in alternating years to provide a continuity of the board. This year Class I directors are being elected.

         When properly executed proxies in the accompanying forms are received, the shares represented thereby will be voted at the Meeting, and at any adjournments thereof, in accordance with the directions noted thereon, unless such proxies have previously been revoked. If no direction is indicated, such shares will be voted FOR the proposed slates of directors.

         Management does not intend to present any business at the Meeting for vote other than the matters set forth in the accompanying Notice, and has no information that others will do so. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the enclosed forms of proxies to vote the proxies held by them (which confer authority to such persons to vote on such matters) in accordance with their best judgment on such matters.

         Any stockholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation at the address set forth above, or at the Meeting, a written revocation, or by executing a proxy bearing a date subsequent to the proxy being revoked. Any stockholder may attend the Meeting and vote in person, whether or not such stockholder has previously given a proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

         The Corporation will authorize banks, brokerage houses and other custodians, nominees or fiduciaries to forward copies of Proxy material to the beneficial owners of shares or to request authority for the execution of Proxies and will reimburse such banks, brokerage houses and other custodians, nominees or fiduciaries to forward copies of Proxy material to the beneficial owners of shares or to request authority for the execution of Proxies and will reimburse such banks, brokerage houses and other custodians, nominees or fiduciaries for their normal handling charges and expenses incurred in connection therewith. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies by telephone and personally, but will not receive any extra or specific compensations for so doing.

                               SECURITY OWNERSHIP

         The following table sets forth the number of shares owned by persons or entities who are known by management to have beneficially owned on March 31, 1995 more than 5% of the voting stock of the company, the number of shares beneficially owned on such date by each Director, and the number of shares owned by all Directors and officers of the company as a group. Messrs. Malinowski, Taylor, Kellam, Knepshield and Wicks are presently Directors of the Company.


Name and Address                             Title of Class       # of Shares(2)     % of Class(1)
Michael Malinowski (4)                         Preferred               2,995              12.1
613 Aberdeen Road                                Common               40,256               3.3
Kennett Square, PA  19348

Don Taylor (4)                                 Preferred               9,721              39.2
1740 Lenape Road                                 Common              684,796              55.3
West Chester, PA  19382

George Kellam (4)                              Preferred                  25                 *
33 Chatham Court                                 Common                    0                 *
Dover, DE  19901

William R. Knepshield (3)(4)                   Preferred                  50                 *
11 Roselawn Lane                                 Common                    0                 *
Malvern, PA  19355

Albert Wicks (3)(4)                            Preferred                   0                 *
2953 Linda Lane                                  Common                    0                 *
Reading, PA  19608

Leonard D. Zingg                               Preferred               1,814               7.3
P.O. Box 32056                                   Common                    0                 *
West Chester, PA  19382

All Directors and Officers                     Preferred              12,801              51.6
as a Group                                       Common              725,052              58.6

*Less than 1%

(1) Based upon combined total voting power of 1,237,711 shares of Common Stock and 24,825 shares of PreferredStock.

(2) Information as to stockholdings is derived from stockholder records, and the Company is relying on the information set forth in such records. The Company has no knowledge as to the nature of beneficial ownership or whether the person concerned has sole voting and dispositive power with respect to such shares. The Company has not received any statements on
     Schedule 13D relating to the Company.

(3)  Nominee for election as Director.

(4)  Currently a Director.

                             ELECTION OF DIRECTORS

         Two directors are to be elected at this meeting, each to hold office as set forth in the notice of meeting to which this proxy statement is appended. These nominees are presently members of the board and have received the endorsement and nomination of all the members of the board. The board does not contemplate that any nominee will be unable to serve as director, but if such contingency should occur prior the meeting, the board reserves the right to substitute another person of its choice as a nominee for director at the meeting.

         The number of shares of each class of capital stock of the corporation owned by each nominee is set forth elsewhere herein under the caption "Security ownership of certain beneficial owners and management". There are no family relationships among directors, the director nominees, or executive officers, nor is there any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such. The last annual meeting was held on December 30, 1994.

COMMON STOCKHOLDER NOMINEES

         Albert Wicks. Mr. Wicks, age 47, has been the owner and President of C & S Medical Supply for twelve years. Mr. Wicks company specializes in the distribution of medical supplies to the physician market. Prior to founding hisd own company, he spent thirteen yearws in sales and management at Foster Medical, a component of General Medical specializing in sales of supplies to physicians.

PREFERRED STOCKHOLDER NOMINEES

         William R. Knepshield. Mr. Knepshield, age 60, has eighteen years experience as the Chief Executive of several publicly held companies involved with the medical technology field and the inventions of innovative medical devices.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the past fiscal year. The board held one meeting. No incumbent director attended fewer than 75% of such meetings. It is the practice of Mr. Taylor, the President of the Corporation, to informally discuss with the members of the board various matters concerning the business and affairs of the corporation monthly in the absence of a formal meeting. The board does not have any presently functioning standing audit, nominating or compensation committees, or committee performing similar functions.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation paid by the company for the fiscal years ended March 31, 1995, 1994 and 1993, to each Executive Officer of the Company whose aggregate cash and cash equivalent compensation exceeded $100,000. During these years no director received any fee for serving as director or for committee participation.

     Name of Individual or              Capacities in             Cash             Fiscal
  Number of Persons in Group            Which Served          Compensation          Year
          Don Taylor                      President             $163,340            1995
          Don Taylor                      President             $136,622            1994
          Don Taylor                      President             $119,230            1993

                                 STOCK OPTIONS

         In February 1983, the Corporation's Stockholders approved an Incentive Stock Option Plan which provides for the granting of options to Officers and key employees. The Plan covers 100,000 shares of Common Stock and is intended to attract and retain qualified personnel and to provide incentive to individuals who are deemed to be in a position to make a significant contribution to the Corporation's operations. The minimum exercise price of options granted under the Plan is required to be market value on the date the option is granted. During the fiscal year beginning April 1, 1993, the Corporation issued to Mr. Michael Malinowski an option for 100,000 shares under the above Stock Option Plan. Such options expire in 1995 and are exercisable at $.20 per share.

         In 1988 the Board granted Mr. Donald Taylor 4,000 options on a new class of subordinated preferred stock at $10.00 per share. Mr. Taylor has not exercised these options as of the last fiscal year and these options were extended until 1995. During the fiscal year ended March 31, 1988, options were granted to Mr. Donald Taylor (which options were not pursuant to the above described Stock Option Plan) covering 175,000 shares of Common Stock. Such options expired January 1, 1990 and were exercisable at $.75 per share. With the 1988 Options expired, the Board of Directors during the fiscal year beginning April 1, 1993, granted an option for 100,000 shares of Common Stock to Mr. Donald Taylor at an exercisable price of $.25 per share with an expiration date of 1995.

         There are approximately 62,000 additional Common shares authorized but not issued, which are available to the Board to be issued at its option to attract and retain qualified individuals.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Stockton Bates & Company has served as the Corporation's independent public accountants since 1987. The Board of Directors has retained this firm in such capacity for the current year. Representatives of Stockton Bates & Company are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

                                 OTHER BUSINESS

         The Board of Directors does not presently intend to bring any business before the Meeting other than that stated in the Notice of Annual Meeting of Shareholders and is not aware that any such other matters will be presented for action at the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxies to vote on such matters according to their best judgment on such matters.

                             SHAREHOLDER PROPOSALS

         All shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Corporation not later than March 15, 1996, and must otherwise comply with the rules and regulations of the Securities and Exchange Commission for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting.

                         AVAILABILITY OF SEC FORM 10-K

         THE CORPORATION'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED MARCH 31, 1995 ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, DC, IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K ARE AVAILABLE AT A CHARGE SUFFICIENT TO COVER POSTAGE AND HANDLING. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO CHARLES WILSON, C/O SKLAR CORPORATION, 889 S. MATLACK STREET, WEST CHESTER, PA 19382.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY OR PROXIES IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.


                                             DON TAYLOR
                                             President and Chairman of the Board

DATED:   December 8, 1995
         West Chester, PA

PROXY                                                              COMMON STOCK
                               SKLAR CORPORATION
                            889 South Matlack Street
                             West Chester, PA 19382

The undersigned hereby appoints Charles Wilson and Michael Malinowski as proxies with the power to appoint his or her substitute, and hereby authorize them to represent and vote, as designated below, all shares of common stock of Sklar Corporation held of record by the undersigned on November 20, 1995, at the annual meeting of shareholders to be held on December 29, 1995 or any adjournment thereof.

1.   ELECTION OF DIRECTORS

     FOR all nominees listed below (except as marked to the contrary below).

     WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION to withhold authority to vote for any individual nominee write that nominees name on the space provided below.)


               Albert Wicks (2 year term)

2. PROPOSAL TO APPROVE STOCKTON BATES & COMPANY as the independent public accountants of the Corporation.

            FOR               AGAINST             ABSTAIN
               (CONTINUED, and to be signed on the reserve side)



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2 above. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                   DATED:______________________, 1995
                                   PLEASE MARK, SIGN, DATE AND RETURN
                                   THE PROXY CARD PROMPTLY USING THE
                                   ENCLOSED ENVELOPE.


                                   _____________________________________________
                                   Signature


                                   _____________________________________________
                                   Signature if held jointly

PROXY                                                            PREFERRED STOCK
                               SKLAR CORPORATION
                            889 South Matlack Street
                             West Chester, PA 19382

The undersigned hereby appoints Charles Wilson and Michael Malinowski as proxies with the power to appoint his or her substitute, and hereby authorize them to represent and vote, as designated below, all shares of preferred stock of Sklar Corporation held of record by the undersigned on November 20, 1995, at the annual meeting of shareholders to be held on December 29, 1995 or any adjournment thereof.

1.   ELECTION OF DIRECTORS

     FOR all nominees listed below (except as marked to the contrary below).

     WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION to withhold authority to vote for any individual nominee write that nominees name on the space provided below.)


               William R. Knepshield (2 year term)

2. PROPOSAL TO APPROVE STOCKTON BATES & COMPANY as the independent public accountants of the Corporation.

                FOR             AGAINST             ABSTAIN
               (CONTINUED, and to be signed on the reserve side)




This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2 above. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                   DATED:______________________, 1995
                                   PLEASE MARK, SIGN, DATE AND RETURN
                                   THE PROXY CARD PROMPTLY USING THE
                                   ENCLOSED ENVELOPE.


                                   _____________________________________________
                                   Signature


                                   _____________________________________________
                                   Signature if held jointly